Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

TTP plc
Melbourn Science Park
Cambridge Road
Melbourn
Hertfordshire, England
SG8 6EE

24th September 2020

QBD (QS IP) Limited
28 Esplanade
St Helier
Jersey JE2 3QA
Channel Islands

Attention: Ed Farrell, Chief Operating Officer

Amendment to IP Rights Agreement between TTP and QBD (QS IP) Limited

The parties, TTP plc (“TTP") and QBD (QS IP) Limited ("QBD-IP"), entered into an Intellectual Property Rights Agreement on March 4, 2014 (the "IPR Agreement"), as amended on April 24, 2017. This Amendment records an agreed change to the licence payment schedule.

It is agreed that the IPR Agreement shall be amended as follows:

1.	Under Section 2.11, the due date for the remaining payment of USD$5,500,000 of amounts payable by QBD-IP to TTP, which as of September 22nd, 2020 have not yet been paid, shall be as follows:
a.	[***] on September 30th, 2020
b.	[***] on September 30th, 2021
c.

[***] on September 30th, 2021, which may be deferred at QBD-IP’s sole discretion until September 30th, 2022 upon payment of an additional [***], in which case a total payment of [***] shall be due on September 30th, 2022

For the avoidance of doubt, should the amount due under 1(c) above be deferred until September 30th, 2022, the total payment amount due under this Amendment will have increased from USD$5,500,000 to USD$6,000,000.

2.	This Amendment is made subject to all other provisions of the IPR Agreement which remain unchanged and in full force and effect.

The parties further acknowledge QBD-IP’s revised registered address first indicated above, as well as revised correspondence address at PO Box 1075 - JTC House - 28 Esplanade - St Helier, Jersey, JE4 2QP - Channel Islands.

Agreed by and on behalf of:

Signed (TTP): /s/ Sam Hyde -----------------------------------------	Signed (QBD-IP): /s/ Ed Farrell -----------------------------------------
Sam Hyde Managing Director, TTP plc	Ed Farrell, Director, QBD (QS IP) Ltd Chief Operating Officer